FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 17, 2003

Friedman, Billings, Ramsey Group, Inc.

(Exact name of Registrant as specified in its charter)

Virginia (State or other jurisdiction of Identification No.)	32-0045263 (I.R.S. Employer incorporation or organization)	000-50230 (Commission File Number)

1001 Nineteenth Street

North Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 312-9500

(Registrant’s telephone number including area code)

Item 9.	Regulation FD Disclosure

1.	On September 17, 2003 Friedman, Billings, Ramsey Group, Inc. made a presentation at The Wall Street Analyst Forum in New York, NY. A copy of the slide presentation used at the Wall Street Analyst Forum is furnished herewith as Exhibit 99.1.

An additional courtesy PDF version of the slide presentation used by Friedman, Billings, Ramsey Group, Inc. at the Wall Street Analyst Forum is furnished herewith as Exhibit 99.1.

Ex 99.1

Friedman, Billings, Ramsey Group, Inc. slide presentation made at the Wall Street Analyst Forum, 45th Investor Conference, New York, NY.

Courtesy PDF version of Friedman, Billings, Ramsey Group, Inc.’s slide presentation made at the Wall Street Analyst Forum, September 17, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

Date: September 17, 2003	/s/ EMANUEL J. FRIEDMAN
Emanuel J. Friedman Co-Chairman and Co-Chief Executive Officer